TOUCHSTONE STRATEGIC TRUST
TOUCHSTONE SANDS CAPITAL EMERGING MARKETS GROWTH FUND
(the "Fund")
Supplement dated April 8, 2022 to the Fund's Summary Prospectus, Prospectus and Statement of Additional Information ("SAI"), each dated July 30, 2021, as amended from time to time

Notice of Change in Portfolio Management Team

Mr. Teeja Boye has been appointed as a co-portfolio manager of the Fund, effective March 31, 2022 (the "Effective Date"). Accordingly, as of the Effective Date, the sections of the Fund's summary prospectus, prospectus and SAI relating to the Fund's management team are hereby updated to add Mr. Boye as a co-portfolio manager of the Fund.

The Fund is sub-advised by Sands Capital Management, LLC ("Sands"). Teeja Boye, CFA, Senior Research Analyst and Portfolio Manager, joined Sands in 2014 as a Research Analyst. Prior to 2014, Mr. Boye worked as an Investment Analyst for Insparo Asset Management in London, UK, from 2008 to 2013. From 2006 to 2008, he worked as an Associate Analyst for UBS in London, UK. Mr. Boye received his BSc in Economics and Economic History from the London School of Economics (2006) and an MBA from the Darden School at the University of Virginia (2019).

In addition, Mr. Ashraf Haque, co-portfolio manager of the Fund, will be departing Sands on or about June 30, 2022. As a result of this upcoming departure, Mr. Haque is no longer co-portfolio manager of the Fund as of the Effective Date. Accordingly, all references to Mr. Haque in the Fund's summary prospectus, prospectus and SAI are hereby removed.

Beginning on the Effective Date, Mr. Boye serves as a co-portfolio manager of the Fund alongside Messrs. Brian Christiansen, CFA and Neil Kansari, who have managed the strategy since its inception. There are no changes to the investment strategies of the Fund and the current investment process of Sands has not changed.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-TSEMX-S1-2204